SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche Large Cap Value Fund Deutsche Large Cap Value VIP

The following changes become effective on or about September 29, 2014:

The following disclosure replaces the “Management process” sub‐section under the “PRINCIPAL INVESTMENT STRATEGY” section contained within each fund’s summary prospectus.

Management process. Portfolio management employs a “relative value process” that seeks to identify securities that have strong fundamentals but are at the lower end of their valuation range. Current valuations are compared to historical valuations to make these determinations.

Portfolio management seeks to achieve superior long‐term risk‐adjusted returns by:

■	Exploiting market inefficiencies through a bottom‐up, relative value, research‐driven approach

■	Identifying companies with leading market positions that are selling below long‐term valuation levels

■	Analyzing business models and financial metric inflection points, including company‐specific catalysts

■	Integrating risk management into the stock selection and portfolio construction processes

Typically, portfolio management expects to invest in 60 ‐ 80 holdings, drawing on an analysis of economic outlooks for various sectors and industries.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of each fund’s summary prospectus.

Deepak Khanna, CFA, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

September 23, 2014
PROSTKR-429